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                                                                   Exhibit 10.22

                            SUBORDINATE SECURITY AGREEMENT


     THIS SUBORDINATE SECURITY AGREEMENT ("AGREEMENT") is made this 22nd day of October, 1998, by and between MASONRY SUPPLY, INC., a Texas corporation ("SECURED PARTY"), and MSI/EAGLE SUPPLY, INC., a Delaware corporation ("DEBTOR")

                                       RECITALS

     A. Pursuant to that certain Asset Purchase Agreement dated October 22, 1998 ("PURCHASE AGREEMENT"), Debtor has acquired from Secured Party certain assets for a purchase price payable in part in cash with the remainder payable by delivery of a certain Secured Non-Negotiable Promissory Note of even date herewith in the original principal amount of Two Million Forty-Five Thousand Nine Hundred Seventy-Two and No/100 Dollars ($2,045,972.00) (together with any and all amendments, modifications, extensions, renewals and replacements thereof, the "NOTE").

     B. Pursuant to the Purchase Agreement, Debtor has agreed to secure the payment of the Note by the assets acquired by Debtor from Secured Party pursuant to the Purchase Agreement, as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party agree as follows:

                                      AGREEMENT

     1.  SECURITY.

          (a) For the purposes of securing payment of the Note, Debtor hereby grants, transfers, assigns and gives to Secured Party a subordinate security interest in all of the inventory, accounts and accounts receivable of Debtor, whether existing now or in the future, and all proceeds thereof ("COLLATERAL").

          (b) Secured Party hereby agrees that the security interest of Secured Party in the Collateral created hereby and the indebtedness and other obligations of Debtor to Secured Party evidenced by the Note and Purchase Agreement are and shall remain subject and inferior to (i) the security interests of Senior Lender (as defined below) and any successors and assigns of Senior Lender in the Collateral created by the Senior Credit and Security Agreement (as defined below) and any and all modifications, amendments, replacements, renewals and substitutions thereof, and any and all present and future indebtedness of Debtor to Senior Lender and any successors and assigns of Senior Lender secured by the Senior Credit and Security Agreement and any and all modifications, amendments, replacements, renewals and substitutions thereof, and (ii) any and all other security interests of Senior Lender and any other financial institution or institutional lender, and any and all other present and future indebtedness of Debtor to Senior Lender or any other



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     financial institution or institutional lender (Senior Lender and any such other financial institution or institutional lender are hereinafter collectively called "SECURED PARTY") Further, Secured Party hereby waives and relieves Senior Lender and any other Senior Party from any and all obligations of marshalling in connection with the realization thereby against the Collateral or any other security for the indebtedness or other obligations owed by Debtor to Senior Lender or any other Senior Party; and Secured Party hereby agrees that the aforesaid subordination of lien and indebtedness shall continue and shall not be impaired notwithstanding any modification or amendment of the Senior Credit and Security Agreement and all related instruments, documents and agreements, or any other instrument, document or agreement evidencing any other security interests of Senior Lender or any other Senior Party or any other indebtedness of Debtor to Senior Lender or any other Senior Party, any release or impairment of the Collateral by Senior Lender or any other Senior Party or any release of any guarantor or other obligor for the indebtedness of Debtor to Senior Lender or to any other Senior Party. This paragraph may be relied upon by Senior Lender and any successors and assigns of Senior Lender and by any other Senior Party and may not be amended in any manner without the express written consent of Senior Lender and any successors and assigns of Senior Lender and by any other Senior Party. Further, Secured Party hereby agrees to enter into any subordination agreement required to further effect the foregoing as may be reasonably requested by Senior Lender and any successors or assigns of Senior Lender and by any other Senior Party.

     2. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party as follows:

          (a) Debtor has the full right and power to transfer, assign and grant a security interest in the Collateral to Secured Party in the manner and pursuant to the terms set forth in this Agreement, subject to a first priority security interest in the Collateral in favor of Fleet Capital Corporation ("SENIOR LENDER") created pursuant to that certain Loan and Security Agreement dated October 22, 1998, by and between Senior Lender and Debtor, as amended from time to time ("SENIOR CREDIT AND SECURITY AGREEMENT").

          (b) Debtor is not a party to any contract, agreement, note or other instrument under the terms of which the execution or performance by Debtor of this Agreement will be a default. Neither the execution nor performance of this Agreement by Debtor will result in a violation of any statute, order, writ, injunction, judgment or decree of any court or governmental authority applicable to Debtor.

     3. COVENANTS. Debtor covenants and agrees that so long as any portion of the indebtedness and obligations secured hereby remains unpaid, Debtor shall:

          (a) Join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code of the State of Texas, and any other jurisdiction as required by law, in form and substance satisfactory to Secured Party. Debtor hereby authorizes Secured Party to file financing statements, continuation statements or other appropriate filings signed only by Secured Party in all places where necessary to protect or continue Secured Party's subordinate security interest in the Collateral in all jurisdictions


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     where such authorization is permitted by law.

          (b)  Make full and timely payment of the Note secured hereby when due.

          (c) Give Secured Party all information it may reasonably request with respect to the Collateral. All information furnished to Secured Party by Debtor shall be complete and accurate in all material respects.

     4. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

          (a) Failure of Debtor to pay any and all sums due pursuant to the Note and the continuance of such failure after the passage of any applicable period of grace or cure provided therein.

          (b) Failure of Debtor to perform any and all of the covenants, agreements and provisions contained in this Agreement within thirty (30) days following written notice from Secured Party to Debtor of such failure in performance.

     5. REMEDIES. Upon the occurrence of any Event of Default, Secured Party shall have the following rights and remedies:

          (a) To declare immediately due and payable, at its option and without demand or notice of any kind, the Note and reduce the same to judgment.

          (b) To exercise any one or more of the rights and remedies given a secured party under any and all laws governing this Agreement.

          (c) To require Debtor to assemble the Collateral at Debtor's expense and make it available to Secured Party at a place to be designated by Secured Party, which is reasonably convenient to both parties. Subject to the rights of any Senior Party, Secured Party shall have the right to take immediate possession of the Collateral and may enter any of the premises of Debtor, with or without force or process of law, and to keep and store the same on the premises until sold. Secured Party shall have the right to bid on its own behalf at any public sale of the Collateral and/or, to the extent permitted by applicable law, at any private sale. Out of the proceeds of any such sale, Secured Party shall retain an amount equal to all costs and charges, including reasonable attorneys' fees and costs (including, without limitation, reasonable attorneys' fees and costs incurred in any litigation, bankruptcy, mediation or arbitration proceedings, and any appeals therefrom) and reasonable costs and charges for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising such Collateral for sale and selling the Collateral and all other reasonable charges and expenses in connection therewith. Any balance of such proceeds shall be applied upon the indebtedness and obligations secured hereby and, in the event of deficiency, Debtor shall remain liable to Secured Party.

          (d) The rights and remedies of Secured Party provided under this Agreement


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     are cumulative and are in addition to any rights and remedies which it may otherwise have under law, and the rights and remedies of Secured Party hereunder or otherwise provided at law are cumulative and none is exclusive.

     6.  MISCELLANEOUS.

          (a) This Agreement shall not obligate Secured Party to perform or discharge any of Debtor's obligations, duties or liabilities under or with respect to the Collateral assigned hereby. Should Secured Party incur any such liability, loss or damage, the amounts thereof, including reasonable attorneys' fees and costs (including, but not limited to, any reasonable attorneys' fees and costs incurred in any litigation, bankruptcy, mediation or arbitration proceedings, and any appeals therefrom) shall be secured hereby, and Debtor shall reimburse Secured Party for such amounts.

          (b) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without application of its principles regarding the conflict of laws.

          (c) This Agreement shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

     IN WITNESS WHEREOF, Secured Party and Debtor have duly executed this Agreement on the date set forth above.

                              SECURED PARTY:

                              MASONRY SUPPLY, INC.,
                              a Texas corporation


                              By:  /s/ Gary L. Howard
                                   -------------------------------------
                                   Gary L. Howard
                                   President


                              DEBTOR:

                              MSI/EAGLE SUPPLY, INC.,
                              a Delaware corporation


                              By:  /s/ Douglas P. Fields
                                   -------------------------------------
                                   Douglas P. Fields
                                   Chief Executive Officer



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